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                                                                   Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

               As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 31, 2000 included in Bluestone Software, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

                                             /s/ ARTHUR ANDERSEN LLP
                                             -----------------------

Philadelphia, Pennsylvania
September 11, 2000